Exhibit 99.1

Dine Brpands Global, Inc. Investor Presentation March 2019

Disclosures Forward-Looking Information: The content contained in this presentation is as of March 5, 2019. The Company assumes no obligation to update or supplement the information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters or other series incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Non-GAAP Financial Measures: This content includes references to the Company’s non-GAAP financial measure “Adjusted free cash flow.” “Adjusted free cash flow” for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, less capital expenditures. Management uses adjusted free cash flow in its periodic assessments of, among other things, the amount of cash dividends per share of common stock and repurchases of common stock and we believe it is important for investors to have the same measure used by management for that purpose. Adjusted free cash flow does not represent residual cash flow available for discretionary purposes. This content also refers to the Company’s non-GAAP financial measure “Adjusted EBITDA.” The Company defines “Adjusted EBITDA” for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs that may be permitted under its securitization loan agreement. Management may use certain of these non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Management believes that these non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Company’s performance compared to prior periods and the marketplace. Adjusted free cash flow and adjusted EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP.    1 © 2019 Dine Brands Global, Inc. All Rights Reserved.

Company Overview

Business Overview Founded Founded $7.6 1958 1980 #1 98% BILLION 3,668 in system-wide sales in U.S. Family and Franchised Casual dining(1) Model(2) for 2018, up 3% Total Restaurants compared to 2017 Expanding Industry-leading Diversified sources of $781 $231 margins and cash flow, including international MILLION MILLION stable rental and significant cash financing operating presence 2018 2018 Total Revenue Adjusted generation segments up 7% over EBITDA(3) Key Markets: Canada, Latin America, Mexico and 2017 up 4% over the Middle East 2017 Note: Units and system-wide sales represent global figures. 1. June 18, 2018 issue of Nation’s Restaurant News; #1 ranking is by 2017 system-wide sales. 2. Dine Brands closed the purchase of 69 Applebee’s restaurants on December 12, 2018. The Corporation intends to own and operate these restaurants for the foreseeable future; however, Dine will assess and monitor 2 opportunities to refranchise these restaurants under favorable circumstances. 3. Represents Adjusted EBITDA. See Appendix for reconciliation.

Dine Brands Highlights #1 U.S. Family & Casual Dining Brands(1) with Significant Scale Recent Same-Store Sales Momentum with Positive Comps Across Both Platforms Favorable Guest Dynamics with Nearly 50% of Guests Age 34 and Younger Strong Franchisee Base Consistent Unit Growth Driving System-Wide Sales Growth Predictable, Recurring Franchise Royalty Stream Asset-Light, 98% Franchised Business Model Drives Robust Margins and Cash Flow Strong and Committed Management Team 3 1. Annual ranking by Nation’s Restaurant News, “Top 200,” June 18, 2018 issue (IHOP and Applebee’s ranks based on fiscal 2017 domestic system-wide sales in the family dining and casual dining categories, respectively).

Our Two Iconic Brands at a Glance ï,§ Founded in 1958ï,§ Founded in 1980 ï,§ Leader in Family Dining category ï,§ Leader in Casual Dining category ï,§ IHOP system has 1,831 locations globallyï,§ Applebee’s system has 1,837 locations globallyï,§ 2018 system-wide sales: $3.4 billionï,§ 2018 system-wide sales: $4.2 billion revenue: $199 million(1) (1)ï,§ 2018 franchise ï,§ 2018 franchise revenue: $177 millionï,§ 2018 U.S. same-store sales growth: 1.5%ï,§ 2018 U.S. same-store sales growth: 5.0% ï,§ #1 among Family Dining restaurants in the U.S.(2)ï,§ #1 among Casual Dining restaurants in the U.S.(2) International 12 Countries 7% 14 International Countries 8% United All 50 states States 93% United All 50 states States 92% 1. Excludes advertising revenue. 4 2. Source: June 18, 2018 issue of Nation’s Restaurant News; #1 ranking is based on fiscal 2017 domestic system-wide sales.

Dine Brands 2018 Highlights Continued comp sales momentum (including lapping periods of positive comps) Applebee’s 7.7% comp sales increase for the third quarter of 2018 set a 14-year record IHOP marked at least a decade of consecutive net development All Applebee’s restaurant portfolios operated by new franchisees are at the top of system-wide comp sales performance Generated strong adjusted free cash flow of approximately $141 million(1) and returned over $84 million to shareholders through quarterly cash dividends and share repurchases combined 5 1. See Appendix for reconciliation.

Our Momentum Has Created Significant Value Dine Share Price ($) Sep. 12, 2017: Opening Share Price upon start of Steve Joyce of $38.55 (+0.6%) $99.49 +158.1% +13.8% (1) Source: Factset. 6 Note: Market data as of 2/21/19. 1. S&P 500 is indexed to Dine’s initial share price.

Commitment to Success • We are implementing growth plans at both brands and seeing positive results • We continue to pursue cost optimization opportunities • We are committed to making the necessary investments to further strengthen the business for the long-term • We expect to generate substantial adjusted free cash flow and earnings going forward • We are excited about the future OUR GOAL IS TO CREATE SIGNIFICANT FUTURE VALUE FOR STAKEHOLDERS 7

Vision: Return to Sustainable Growth 2019: Accelerated, Profitable Growth 2017: Transitional Year 2018: Brand Relevance and Momentum 8

IHOP and Applebee’s Update

Leader in U.S. Family and Casual Dining(1) IHOP HAS BEEN A LEADER IN FAMILY DINING APPLEBEE’S HAS BEEN A LEADER IN CASUAL FOR THE LAST 11 YEARS STRAIGHT DINING FOR THE LAST 11 YEARS STRAIGHT 2017 U.S. System-Wide Sales 2017 U.S. System-Wide Sales ($bn) ($bn) $4.1 $3.1 9 1. Annual ranking by Nation’s Restaurant News, “Top 200,” June 18, 2018 issue (IHOP and Applebee’s ranks based on fiscal 2017 domestic system-wide sales in the family dining and casual dining categories, respectively).

Positive Comp Sales Momentum 7.7% 5.7% 2.0% ’ 4.0% 2.0% ’ 4.0% 3.3% 3.5% 3.0% 1.3% 1.6% 1.0%0.7%1.0% 0.8% 0.4% 0.5% 0.4% 0.1% (0.4%) (0.5%) (0.4%) (0.4%) (1.8%) Q4 Q1 Q2 Q3 Q4 FY (1) Q4 Q1 Q2 Q3 Q4 Q4 Q1 Q2 Q3 Q4 FY (1) Q4 Q1 Q2 Q3 Q4 ‘17 ‘18 ‘18 ‘18 ‘18 ‘19E ‘17 ‘18 ‘18 ‘18 ‘18 ‘17 ‘18 ‘18 ‘18 ‘18 ‘19E ‘17 ‘18 ‘18 ‘18 ‘18 830 bps of outperformance 1,780 bps of outperformance over last 12 months over last 15 months Note: Black Box indices reflect Family Dining for IHOP and Casual Dining for Applebee’s. 10 1. Please refer to the press release issued by Dine Brands on February 21, 2019 for complete information on financial performance guidance for fiscal 2019.

Favorable Guest Dynamics IHOP Guest Age Demographics Applebee’s Guest Age Demographics 23% 27% 41% 39% 26% 28% 25% 27% 32% 51% of guests 45% of guests 30% 20% are age 34 20% are age 34 14% 19% and below 14% 15% and below Family Dining(1) Casual Dining(2) Under 18 18-34 35-54 55+ Under 18 18-34 35-54 55+ Source: NPD Consumer Reports on Eating Share Trends (CREST). 11 1. Includes Denny’s, Cracker Barrel, Bob Evans and Panera. 2. Includes Chili’s, Ruby Tuesday, TGI Fridays, Outback and Olive Garden.

IHOP Continues to Outperform Peers Historical Performance vs. Peer Average System Sales Growth Net Unit Growth CAGR 2013-2018 (December)(1) CAGR 2013-2018 (Spring 2018)(2) 1.8% 2.8% 1.2% 0.6% Peer Peer Average Average Source: Source: NPD Crest. Peer average comprised of Bob Evans, Cracker Barrel and Denny’s. 12 1. NPD. 2. NPD Recount (Latest data available)

Strong Brand Equity and Innovation Leader IHOP GUEST PERCEPTION 13 Source: IHOP Brand and Advertising Monitor

Growing IHOP’s Off-Premise Business TO-GO AND DELIVERY OVERALL OFF-PREMISE OFF-PREMISE BUSINESSES TO AVERAGE CHECK GROWTH AVERAGE CHECK DRIVE 10% SIGNIFICANT $21.20 FUTURE 8% GROWTH $16.22 6% AVERAGE 4% CHECK FOR ONLINE 2% ORDERS 31% HIGHER THAN 0% CALL-IN 2018 2018 2017 2018 Online Orders Call-in Orders 14 Source: Internal Company data.

Building on IHOP’s Positive Performance TO-GO AND • Long-term menu strategy • Leverage Abundant Value • Continue to develop the PM daypart • IHOP ‘N GO Opportunity HIGHER THAN CALL-IN 15 Source: Internal Company data.

    Applebee’s Strong Momentum Into 2019 Applebee’s Quarterly Comp Sales Momentum(1) What’s Changed at Applebee’s Menu improvements, which provide our guests with 7.7% abundant value and variety Applebee’s laps positive Q4 2017 • Enhancing our guest demographic comp sales as 5.7% positive momentum Enhanced relevance, appeal and health of the brand continues 2% 4% Improved overall guest satisfaction scores 3.3% 3.5% — All-time high overall guest satisfaction score achieved in Q3 2018 and strong performance through end of 2018 — Scores improved sequentially each month year-to-date 1.3% through Q3 2018, remaining high in Q4 2018 • Strong growth in our highly incremental off-premise (1) business Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2019E 1. Please refer to Dine’s press release issued on February 21, 2019 for complete information on Dine’s financial 16 performance guidance for fiscal 2019.

    Buzzworthy Social Media-Driven Drink Promotions 17

Off-Premise Relevance To-Go Comp Sales • Sustainable off-premise growth driven by traffic 43.8% • Growth engine, highly incremental • Ongoing optimization (technology, packaging, service) • Best-positioned brand in CDR 7.6% • Actively implementing delivery Q4 2017 Q4 2018 Source: Internal Company data and projections. 18

    Applebee’s Technology • Investing heavily to enable brand initiatives —Server tablets to allow table-side ordering —Enhanced website and mobile app functionality —Carside arrival notification —Enabling guests to pay in-restaurant on their own device —Modernizing our restaurant POS system 19

    Strong Asset Base and Franchisee Relations Applebee’s has strong relationships with its franchisees, which continue to invest in the system • 92% of restaurants remodeled between 2012-2015 • Closing under-performing, non-viable restaurants • Temporary increase to national ad contribution rate to 4.25% from 3.50% • Expect to begin traditional and non-traditional development again in 2019 • Our growth plans have resulted in a stronger asset base 20

        Applebee’s is Well-Positioned for Growth ï,§ Applebee’s is America’s kitchen table ï,§ 22% of the U.S. population has eaten at Applebee’sï,§ Average guest visits every 60 daysï,§ Average household income of $70,000ï,§ Broad appeal                GenZ, Millennials, GenX and Boomersï,§ Innovative buzz-worthy promotions ï,§ Solid growth in business driven mainly by traffic ï,§ Media muscle                national advertising contribution rate increased to 4.25% from 3.50% through 2019 21

Financial Performance

Leading Margin Performance and Improved Cash Flow Generation

98% franchised, asset-lite business model generates significant profit on revenue growth, industry-leading margins and substantial adjusted free cash flow

Stable and Robust Adjusted EBITDA Margins[1]



45%
45%
2017A
2018A
Highly Franchised Peer Median[2]
Family / Casual Dining Peer Median[3]

Adjusted Free Cash Flow[4]



$123
$63
$141
2016A
2017A
2018A

1. Dine EBITDA margin excludes advertising revenues. Dine figures represent Adjusted EBITDA. See Appendix for Adjusted EBITDA reconciliation.
2. Highly Franchised peers include Denny's, Dominos, Dunkin', Restaurant Brands International, Wendy's, Jack in the Box and Papa John's. Margin calculated excluding advertising revenue for Denny's, Dominos, Dunkin', Restaurant Brands International and Wendy's.
3. Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin' Brands, Cheesecake Factory, BJ's, and Red Robin. Margin calculated excluding advertising revenue for Red Robin.
4. See appendix for reconciliation of the Company's cash provided by operating activities to adjusted free cash flow.

22

Historical Financial Performance System-Wide Units System-Wide Sales ($bn) 3,631 3,667 3,716 3,749 3,722 3,668 $7.5 $7.9 $7.6 $7.6 $7.3 $7.4 $2.8 $3.0 $3.2 $3.2 $3.4 1,620 1,650 1,683 1,733 1,786 $3.3 1,831 $4.5 $4.5 $4.7 $4.4 $4.1 $4.2 2,011 2,017 2,033 2,016 1,936 1,837 2013 2014 2015 2016 2017 2018 IHOP % SSS 2.4% 3.9% 4.5% (0.1%) (1.9%) 1.5% 2013 2014 2015 2016 2017 2018 Applebee’s % SSS (0.3%) 1.1% 0.2% (5.0%) (5.3%) 5.0% Adj. EBITDA(1) Adj. EBITDA – Capex(1) ($mm) ($mm) $275 $277 $290 $275 $268 $271 $283 $270 $221 $231 $207 $217 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 23 1. Represents Adjusted EBITDA. See Appendix for reconciliation.

Appendix

Adjusted Free Cash Flow Reconciliation Twelve Month Period Ended December 31, ($ in millions) 2016 2017 2018 Cash Flows Provided by Operating Activities $118.1 $65.7 $140.3 Receipts from Notes and Equipment Contracts Receivable 10.0 10.6 14.9 Additions to Property and Equipment (5.6) (13.3) (14.3) Adjusted Free Cash Flow $122.5 $63.0 $140.9 24

Adjusted EBITDA Reconciliation Twelve Month Period Ended December 31, ($ in millions) 2013 2014 2015 2016 2017 2018 (as adjusted) Net Income (Loss) $72.0 $36.5 $104.9 $98.0 ($342.8) $80.4 Income Tax Provision (Benefit) 38.6 15.1 63.7 55.1 (85.6) 30.3 Interest Charges 116.5 111.8 77.2 73.7 72.3 71.5 Depreciation and Amortization 35.4 34.7 32.8 30.6 30.6 32.2 EBITDA $262.4 $198.2 $278.7 $257.4 ($325.4) $214.3 Adjustments: Non-cash Stock-based Compensation Expense 9.4 9.3 8.9 10.9 10.8 10.5 Impairment of Goodwill and Intangible Assets and Closure Charges 1.8 3.7 2.6 2.6 535.6 2.1 (Gain) / Loss on Extinguishment of Debt 0.1 64.9 -- -- -- --(Gain) / Loss on Disposition of Assets (0.2) 0.3 (0.9) -- (6.2) (0.6) Cash Executive Separation Costs -- -- -- -- 5.9 --Debt Refinancing Costs -- -- -- -- -- 2.5 Business Acquisition Costs -- -- -- -- -- 1.1 Other 2.1 0.6 0.7 4.3 0.7 0.6 Adjusted EBITDA $275.5 $277.0 $289.9 $275.2 $221.3 $230.6 25

Adjusted EBITDA Margins Reconciliation ($ in millions) Fiscal 2017 Fiscal 2018 (as adjusted) Net Income (Loss) ($342.8) $80.4 Income Tax Provision (Benefit) (85.6) 30.3 Interest Charges 72.3 71.5 Depreciation and Amortization 30.6 32.2 EBITDA ($325.4) $214.3 Adjustments: Non-cash Stock-based Compensation Expense 10.8 10.5 Impairment of Goodwill and Intangible Assets and Closure Charges 535.6 2.1 (Gain) / Loss on Extinguishment of Debt -- --(Gain) / Loss on Disposition of Assets (6.2) (0.6) Cash Executive Separation Costs 5.9 --Debt Refinancing Costs -- 2.5 Business Acquisition Costs -- 1.1 Other 0.7 0.6 Adjusted EBITDA $221.3 $230.6 Total Revenues $731.7 $780.9 (-) Advertising Revenues (234.2) (268.3) Total Revenues, ex. Advertising $497.6 $512.6 Adjusted EBITDA Margins 44.5% 45.0%